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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: FEBRUARY 9, 2004

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


             TEXAS                                          74-2684967
 (State or other jurisdiction                            (I.R.S. Employer
       of incorporation)                                Identification No.)
       13710 FNB PARKWAY


        OMAHA, NEBRASKA
(Address of principal executive                             68154-5200
           offices)                                         (Zip Code)


                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Northern Border Partners, L.P. owns a 70% general partner interest in us. Two of Northern Border Partners' general partners, Northern Plains Natural Gas Company ("Northern Plains") and Pan Border Gas Company ("Pan Border"), are owned by Enron Corp. ("Enron"). In addition, all of the common stock of Portland General Electric Company ("PGE") is owned by Enron. As the owner of PGE's common stock, Enron is a holding company for purposes of the Public Utility Holding Company Act of 1935 ("PUHCA"). If Enron does not qualify for an exemption under PUHCA it must register as a holding company and PUHCA would impose a number of restrictions on the operations of registered holding company systems that would affect Enron and its subsidiaries, including Northern Plains and Pan Border. Additionally, because of the voting interest held by Enron through its general partner interests in Northern Border Partners, Northern Border Partners and certain of its subsidiaries, including us, would also presumptively become subsidiaries within the Enron holding company system

         As previously reported, on December 31, 2003, Enron and other related entities filed an application for exemption under Section 3(a)(4) of PUHCA. By Securities and Exchange Commission ("SEC") order entered January 30, 2004, the hearing date on Enron's pending application for exemption under PUHCA was postponed until February 9, 2004 and by SEC order entered February 6, 2004, the hearing date has now been postponed until further notice on the condition that a status report on Enron's offer of settlement be provided no later than March 8, 2004.

         On February 6, 2004, Enron filed an application with the SEC requesting authorization for, among other items, certain transactions specific to Northern Border Partners and its subsidiaries, including a request to permit Northern Border Partners to declare and pay distributions. Further, the application seeks authority for Northern Border Partners to invest as much as an additional $1 billion in natural gas gathering, processing, storage and transportation assets and to issue and sell debt and equity securities as may be required to fund such investments or acquisitions. Enron's application is predicated on its registration under the PUHCA once the requested authorizations are received. It is intended that the authorizations be effective until the earlier of the deregistration of Enron under PUHCA or July 31, 2005. Before any order by the SEC on the requested authorizations is issued, the application will be subject to a statutory notice period. While we cannot predict when or if Enron's application will be approved, approval of the application as filed would minimize the likelihood that Northern Border Pipeline's business would be adversely impacted by Enron's registration under PUHCA.

This Form 8K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Pipeline Company believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include developments in the Enron's pending applications under PUHCA, and potential regulation under PUHCA.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NORTHERN BORDER PIPELINE COMPANY
                               By: Northern Plains Natural Gas Company, Operator

                               By:   /s/ Jerry L. Peters
                                  ----------------------------------------------
                                     Jerry L. Peters
                                     Vice President, Finance and Treasurer


Dated:  February 9, 2004


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